                            SCHEDULE 14A INFORMATION


                                PROXY STATEMENT
  PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, For Use of Commission Only
                                        (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                           ILM II SENIOR LIVING, INC.
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                (Name of Registrant as Specified in Its Charter)


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   (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] No fee required
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies: Common Stock, $.01 par value of ILM II Common Stock (ILM II Common Stock)

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(2) Aggregate number of securities to which the transaction applies: 5,181,236 shares of ILM II Common Stock.

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(3) Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11. The Fee has been calculated as follows:

Pursuant to Rule 0-11(c)(1) under the Exchange Act, a fee of $15,808.10 previously was paid to the Commission in connection with the filing of the Registrant's initial preliminary proxy materials on April 26, 1999 (at which time the maximum aggregate value of the transaction was $74,110,000).

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(4) Proposed maximum aggregate value of the transaction: $67,571,000.

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(5) Total fee paid: -0-

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[X] Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the form or schedule and the date of its filing.
(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

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

                           ILM II SENIOR LIVING, INC.
                       1750 Tysons Boulevard, Suite 1200
                         Tysons Corner, Virginia 22102

                                                  June 2, 2000

                  AN IMPORTANT REMINDER REGARDING THE PROPOSED
                 MERGER WITH CAPITAL SENIOR LIVING CORPORATION

Dear Shareholder:

     As you may be aware, proxy materials for the Special Meeting of the shareholders of ILM II Senior Living, Inc. were recently sent to you. ACCORDING TO OUR RECORDS, YOUR SIGNED PROXY HAS NOT YET BEEN RECEIVED FOR THIS IMPORTANT SPECIAL MEETING WHICH IS SCHEDULED FOR THURSDAY, JUNE 22, 2000 AT THE KEY BRIDGE MARRIOTT HOTEL, 1401 LEE HIGHWAY, ARLINGTON, VIRGINIA 22209. As indicated in the proxy materials, the Special Meeting will be held for the following important purposes:

     1. To consider and vote upon a proposal to approve the Amended and Restated Agreement and Plan of Merger dated October 19, 1999, as amended, among ILM II Senior Living, Inc., a Virginia finite-life corporation, Capital Senior Living Corporation, a Delaware corporation, and Capital Senior Living Acquisition, LLC, a Delaware limited liability company, whereby ILM II will be merged with Capital Acquisition upon the terms and subject to the conditions of the merger agreement described in the proxy statement; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement of the special meeting.

     BEFORE WE CAN COMPLETE THE MERGER, A VOTE "FOR" THE MERGER BY THE HOLDERS OF AT LEAST 66-2/3% OF THE OUTSTANDING ILM II COMMON STOCK IS REQUIRED. IF THE MERGER IS APPROVED, YOU WILL RECEIVE $13.04 IN CASH FOR EACH SHARE OF ILM II COMMON STOCK YOU OWN AND YOUR FORMER SHARES OF ILM II COMMON STOCK WILL BE CANCELED. Accordingly, after the merger you no longer will have any ownership interest in ILM II and you will not participate in the potential future earnings and growth of ILM II or Capital.

     As indicated in the proxy statement that was recently sent to you, after careful consideration of a number of factors and circumstances which are described in the proxy statement, your Board of Directors has determined that the merger is fair to you and in your best interests and that the merger is advisable. YOUR BOARD OF DIRECTORS HAS ADOPTED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.

     Regardless of the number of shares you own, your vote is important. Please read the proxy statement and, if you hold shares in your own name and not through a broker, please sign, date and mail the enclosed duplicate proxy card today, but if you hold shares in "street name" through your broker, please instruct your broker how to vote for you. REMEMBER, IF YOU DO NOT RETURN YOUR PROXY CARD, INSTRUCT YOUR BROKER HOW TO VOTE OR VOTE YOUR SHARES OF ILM II STOCK IN PERSON AT THE SPECIAL MEETING, EACH SHARE OF YOUR STOCK WILL BE TREATED AS A VOTE "AGAINST" APPROVAL OF THE MERGER AGREEMENT.

     On behalf of your Board of Directors, thank you for your cooperation and continued support.

                                        Very truly yours,


                                        /s/ J. William Sharman, Jr.
                                        -------------------------------------
                                        J. William Sharman, Jr.
                                        Chairman of the Board of Directors,
                                        President and
                                        Chief Executive Officer

           If you have any questions or need assistance, please call
  D.F. King & Co., Inc., which is assisting us, toll-free at 1 (800) 735-3591

                  PLEASE ACCEPT OUR THANKS AND DISREGARD THIS
                REQUEST IF YOU HAVE RECENTLY MAILED YOUR PROXY.
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         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ILM II
                                  SENIOR LIVING, INC.

                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                      MAY 18, 2000

            The undersigned hereby appoints Jeffry R. Dwyer and J. William Sharman, Jr., or either of them, as attorneys-in-fact and proxies to vote all the shares of common stock, $.01 par value, of ILM II Senior Living, Inc., a Virginia finite-life corporation, which are outstanding and issued in the name of the undersigned and which the undersigned is entitled to vote at the special meeting of shareholders of ILM II, to be held at 12:30 p.m., local time, on June 22, 2000, at the Key Bridge Marriott Hotel, 1401 Lee Highway, Arlington, Virginia 22209, and at any adjournment or postponement of the special meeting. The undersigned hereby instructs and authorizes these attorneys-in-fact to vote the shares as indicated on the reverse side of this proxy.

            The shares represented by this proxy will be voted in accordance with the instructions contained on the reverse side. If no instructions are given, the shares will be voted "FOR" approval of the merger agreement as fully described in the notice of special meeting of shareholders and accompanying proxy statement, which the undersigned has received together with this proxy.

            If there is proposed any adjournment or postponement of the special meeting to permit further solicitation of proxies with respect to approval of the merger agreement, the shares will be voted "FOR" adjournment or postponement if the shares represented by this proxy were to be voted "FOR" approval of the merger agreement (including if there were no specifications), and "AGAINST" adjournment or postponement if the shares represented by this proxy were to be voted "AGAINST" approval of the merger agreement.

                      (Continued and to be signed on reverse side)

                                                             [X]
                                                      PLEASE MARK YOUR
                                                      VOTES AS INDICATED
                                                      IN THIS EXAMPLE.

   FOR      AGAINST    ABSTAIN
   [ ]        [ ]        [ ]     1. Approval of the Amended and Restated Agreement and Plan
                                 of Merger, dated October 19, 1999, as amended on April 18,
                                 2000, among ILM II Senior Living, Inc., a Virginia
                                 finite-life corporation, Capital Senior Living
                                 Corporation, a Delaware corporation, and Capital Senior
                                 Living Acquisition, LLC, a Delaware limited liability
                                 company; and
   [ ]        [ ]        [ ]     2. To transact such other business as may properly be
                                 presented at the special meeting or any adjournment or
                                 postponement of the special meeting.
                                   AFTER CAREFUL CONSIDERATION OF A NUMBER OF FACTORS AND
                                    CIRCUMSTANCES DESCRIBED IN THE ACCOMPANYING PROXY
                                    STATEMENT, YOUR BOARD OF DIRECTORS HAS DETERMINED THAT
                                    THE MERGER IS FAIR TO YOU AND IN YOUR BEST INTERESTS AND
                                    THAT THE MERGER IS ADVISABLE.
                                   YOUR BOARD OF DIRECTORS HAS ADOPTED THE MERGER AGREEMENT
                                    AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER
                                    AGREEMENT.
                                   WHETHER OR NOT YOU INTEND TO COME TO THE SPECIAL MEETING
                                    YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL
                                    THIS PROXY IN THE ENCLOSED SELF-ADDRESSED, PREPAID RETURN
                                    ENVELOPE SO THAT YOUR SHARES CAN BE REPRESENTED AT THE
                                    SPECIAL MEETING.

                                           THIS PROXY MAY BE REVOKED PRIOR TO
                                           ITS USE. PLEASE DATE, SIGN AND MAIL
                                           THIS PROXY IN THE ENCLOSED ENVELOPE.


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                                  |        SIGNATURES OF
                                  |        SHAREHOLDER(S)                DATED

                                           PLEASE SIGN EXACTLY AS NAME APPEARS
                                           HEREON. WHEN SHARES ARE HELD BY JOINT
                                           TENANTS, BOTH SHOULD SIGN. WHEN
                                           SIGNING AS ATTORNEY, EXECUTOR,
                                           ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                           PLEASE GIVE FULL TITLE AS SUCH. IF A
                                           CORPORATION, PLEASE SIGN IN FULL
                                           CORPORATE NAME BY PRESIDENT OR OTHER
                                           AUTHORIZED OFFICER. IF A PARTNERSHIP,
                                           PLEASE SIGN IN PARTNERSHIP NAME BY
                                           AUTHORIZED PERSON.